EXHIBIT 10.34d


                                WAIVER UNDER THE
                              TERM CREDIT AGREEMENT

     WAIVER dated as of June 27, 2000 under the Term Credit Agreement dated as of March 31, 1998 (as heretofore amended, the "Term Credit Agreement") among MOTIENT CORPORATION (formerly AMERICAN MOBILE SATELLITE CORPORATION) (the "Borrower"), the BANKS party thereto (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation Agent (the "Documentation Agent"), and TORONTO DOMINION (TEXAS), INC., as Administrative Agent (the "Administrative Agent").

                              W I T N E S S E T H :

     WHEREAS, the Borrower proposes to enter into the Satellite Business Transactions (as defined below);

     WHEREAS, the undersigned Banks and the Shareholder Guarantors are willing to consent to the foregoing and to waive certain provisions of the Term Credit Agreement in connection with the foregoing;

     NOW, THEREFORE, the undersigned parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Term Credit Agreement has the meaning assigned to such term in the Term Credit Agreement. In addition:

     "Satellite Business Transactions" means the following transactions , each as more fully described in the Investment Agreement, Asset Sale Agreement, Research & Development, Marketing and Service Agreement, LLC Agreement, Registration Rights Agreement, Cross-Licensing and Bulk Resale Agreement and Parent Transfer Letter Agreement (collectively, the "Transaction Documents"), each substantially in the form delivered to each of the Banks and Shareholder Guarantors prior to June 24, 2000: (i) the formation by the Borrower of a new directly-owned Subsidiary, Motient Satellite Ventures, LLC ("Newco"), the Borrower's interest in which may subsequently be transferred to another new directly-owned Subsidiary of the Borrower; (ii) the issuance by Newco to Telcom Ventures, L.L.C., Columbia Capital Corporation and Spectrum Equity Investors LP





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or designated  subsidiaries  or affiliates  thereof (each,  a  "Purchaser",  and collectively,  the  "Purchasers"),  in  consideration  of  the  payment  by  the
Purchasers  to  Newco  of   $50,000,000,   of  membership   interests  of  Newco
constituting 20% of the fully diluted membership interests of Newco ("Newco Purchaser Interests") which, at the option of each Purchaser, may be exchanged for common shares of the Borrower; (iii) the issuance by Newco to the Purchasers of an option (the "Newco Option"), which may be exercised by one or more of the Purchasers, to purchase an additional 40% of the fully diluted membership interests of Newco (plus, if fewer than all of the Purchasers exercise the Newco Option, such additional interests (the "Additional Interests") as are necessary to result in such Purchasers collectively owning 50.1% of the fully diluted membership interests of Newco), exercisable for $120,000,000 for the first year of the option, increasing by $3,600,000 per full calendar month during the second and final year of the option, plus an amount to reflect the sale of any Additional Interests at the same price per unit that is paid for the 40% of Newco's membership interests (the "Newco Option Exercise Price"); (iv) the exercise of the Newco Option, as a result of which the Borrower shall own less than half of the fully diluted membership interests of Newco and Newco shall cease to be a Subsidiary of the Borrower or a member of the Borrower Group; (v) the execution by Newco and Motient Services Inc. (formerly AMSC Subsidiary Corporation) ("Motient Services"), a direct wholly-owned subsidiary of Motient Holdings Inc. (formerly AMSC Acquisition Company, Inc.), of a research and development and marketing and service agreement (the "R&D Agreement") relating to Motient Services' satellite communications services business, pursuant to which Newco shall pay to Motient Services $20,000,000 of the $50,000,000 received from the Purchasers in exchange for access to such business and the right to develop new business opportunities therefor; (vi) the execution by Newco and Motient Services of an asset sale agreement pursuant to which, for an initial payment to Motient Services of $24,000,000 of the $50,000,000 received from the Purchasers and an additional payment to Motient Services equal to the Newco Option Exercise Price, Newco shall have the right to purchase Motient Services' satellite communications services business (either directly from Motient Services or by purchasing the equity of a new, directly-owned Subsidiary of Motient Services to which such business shall have been contributed); (vii) the formation by the Borrower of one or more other directly-owned Subsidiaries, if necessary solely to effect an exchange by the Purchasers of Newco Purchaser Interests for common shares of the Borrower (whether through a triangular merger of Newco, such Subsidiaries and the Borrower or otherwise) and the merger of one or more such Subsidiaries with one or more of the Purchasers or their
transferees;   (viii)  the  performance  by  Newco,  Motient  Services,  Motient
Communications Company and the Borrower of their respective obligations under the Transaction Documents (including, without limitation, obligations relating to indemnification, the sharing and cross- licensing of assets, the disposition




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by the Borrower  (directly or through a transaction  involving a Subsidiary)  of its remaining membership interests in Newco in a "drag-along"  transaction,  and
the  payment  by  Motient  Services  to  Newco  of  $44,000,000   under  certain
circumstances and subject to certain conditions relating to the sale by Motient Services of its satellite business to a third party, the failure of a satellite or the loss of certain FCC licenses); and (ix) the conversion of Newco from a limited liability company to a corporation, or the liquidation of Newco in accordance with the terms of the LLC Agreement.

     SECTION 2. Waiver. The undersigned Banks waive compliance with the provisions of Article 5 of the Term Credit Agreement (including, without limitation, Sections 5.04, 5.13, 5.17, 5.18, 5.20 and 5.21) to the extent (and only to the extent) necessary to permit the Satellite Business Transactions. Subject to the next sentence, the undersigned Banks agree that each of (i) the purchase by the Purchasers of the Newco Purchaser Interests and (ii) the exercise by one or more Purchasers of the Newco Option (and none of the other Satellite Business Transactions, with the exception of any other transfer or disposition by the Borrower of any portion of its interest in Newco or any successor to Newco, to the extent such transfer or disposition is or may be contemplated by the Satellite Business Transactions) shall constitute a Reduction Event requiring a prepayment of Loans under Section 2.04(b)(i) to the extent of any applicable Net Cash Proceeds, with respect to which (x) the Net Cash Proceeds shall be $44,000,000 in the case of the purchase of the Newco Purchaser Interests (the "Newco Purchaser Interests Reduction Event") and an amount equal to the Newco Option Exercise Price in the case of the exercise of the Newco Option, in each case less any portion thereof to which the "Reduction Percentage" (as defined in the Revolving Credit Agreement) is applied to the reduction of the "Commitments" (as defined in the Revolving Credit Agreement), and (y) the Reduction Percentage shall be 50%. The undersigned Banks agree to waive the requirement that Tranche A Loans and Tranche C Loans be prepaid upon the occurrence of the Newco Purchaser Interests Reduction Event; as a result, only the Tranche B Loans are subject to reduction upon such occurrence, in an amount equal to 12.5% of the net amount (if any) which would otherwise be available to prepay all the Loans. To the extent that the membership interests transferred to one or more Purchasers upon the exercise of the Newco Option are existing membership interests of Newco held by the Borrower, the undersigned Banks authorize the Administrative Agent to release the Liens on such membership interests created by the Security and Pledge Agreement.

     SECTION 3. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties set forth in Article 4 of the Term Credit Agreement shall be true on and as of the Effective Date and (ii) no Default shall have occurred and be continuing on such date.


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     SECTION 4. Governing Law. This Waiver shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 5. Counterparts. This Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 6. Effectiveness. This Waiver shall become effective as of the date hereof on the date (the "Effective Date") when the Documentation Agent shall have received a counterpart hereof from each of the Borrower, Hughes, SingTel, Baron Capital and the Banks signed by such party or a facsimile or other written confirmation (in form satisfactory to the Documentation Agent) that such party has signed a counterpart hereof.

     SECTION 7. Shareholder Guarantor Consent. The Shareholder Guarantors consent to the foregoing, and authorize Hughes to release the Liens on membership interests of Newco created by the Shareholder Guarantor Security Agreement under the circumstances described in the last sentence of Section 2 above.




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     IN WITNESS  WHEREOF,  the parties hereto have caused this Waiver to be duly executed as of the date first above written.


                             MOTIENT CORPORATION
                             (formerly AMERICAN MOBILE SATELLITE CORPORATION)

                             By:  /s/ Randy Segal
                             Title: Senior Vice President


                             TORONTO DOMINION (TEXAS), INC.

                             By:  /s/ Jeffrey R. Lents
                             Title: Vice President


                             MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                             By:  /s/ Robert Bottamedi
                             Title: Vice President


                             BANK OF AMERICA, N.A.

                             By:  /s/ Dianne J. Prust
                             Title:  Principal




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                             BANCA COMMERCIALE ITALIANA LOS
                             ANGELES FOREIGN BRANCH

                             By:  /s/ Charles Dougherty
                             Title: Vice President

                             By:  s/ Frank Maffei
                             Title: Authorized Signature


                             BANCA DI ROMA - SAN FRANCISCO

                             By: /s/ Richard G. Dietz
                             Title: Vice President

                             By: /s/ Luca Balestra
                             Title: Senior Vice President & Manager


                             THE CHASE MANHATTAN BANK

                             By: /s/ Tracey Navin Ewing
                             Title: Vice President


                             CITICORP USA, INC.

                             By:  /s/ Walter L. Larsen
                             Title:  Managing Director


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                             DEUTSCHE BANK AG, NEW YORK
                             BRANCH AND/OR CAYMAN ISLANDS
                             BRANCH

                             By:  /s/ Virginia Mahler Cosenza
                             Title: Vice President

                             By:  /s/ Robert B. Landis
                             Title: Managing Director


                             BANK ONE, N.A.

                             By:  /s/ Stephanie A. Mack
                             Title:  Commercial Banking Officer


                             SAN PAOLO IMI S.P.A.

                             By:  /s/ Carlo Persico
                             Title: Deputy General Manager

                             By:  /s/ Robert Wurster
                             Title: 1st Vice President


                             HUGHES ELECTRONICS CORPORATION

                             By:  /s/ Mark A. McEachen
                             Title:  Corporate Vice President & Treasurer

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                             SINGAPORE TELECOMMUNICATIONS LTD.

                             By:  /s/ Hoh Wing Chee
                             Title: Vice President
                                    International Network


                             BARON CAPITAL PARTNERS, L.P., a
                             Delaware limited partnership
                             By: BARON CAPITAL MANAGEMENT,
                                 INC., a general partner

                             By:    /s/ Linda S. Martinson
                             Title: Vice President & General Counsel